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                                                                   Exhibit 10.16

                       FOURTH AMENDMENT TO LEASE AGREEMENT

         AMENDMENT dated July 10, 1998 to Lease Agreement dated the 23rd day of April, 1992 between 2315 Broadway Realty Co. (the "Landlord") and The Princeton Review, Inc. (the "Tenant"), as previously amended (the "Lease").

                               W I T N E S E T H:

         WHEREAS, the Landlord and the Tenant desire to further amend the Lease to provide for the Tenant to lease the fourth floor (the "Fourth Floor Premises"), of the building (the "Building") known as 2315 Broadway, New York, NY in which the premises that are demised under the Lease are situated, all as set forth on Exhibit A annexed hereto, and to otherwise amend the Lease, and all on the terms herein and in the Lease set forth,

         NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Each capitalized term used herein and not defined shall have the definition set forth in the Lease.

         2. The Fourth Floor Premises shall be included in the demised premises under the Lease on the time schedule and in accordance with the terms set forth herein for all purposes under the Lease, except to the extent that any provision in the Lease pertains only to the premises demised under the original Lease, or the first amendment, second amendment or third amendment thereto, including, without limitation, Articles 64, 122, 125, 136(c), and 137, which Articles shall not apply to any premises demised under this Amendment. The term of the Lease with respect to the Fourth Floor Premises shall commence on September 1, 1998 and expire on August 31, 2010.

         3. The Tenant shall pay an increase in real estate taxes pursuant to the terms contained in Article 113 in the following manner:

         (a) As to Space 1 4th Floor Exhibit "A" the Tenant shall pay a real estate escalation according to the terms contained in Article 134 of the Lease as modified by this Article as follows:

         6 1/4% for the Real Estate Escalation over the tax year 1995/1996.

         (b) As to Space 2 4th Floor Exhibit "A" the Tenant shall pay a real estate escalation according to the terms contained in Article 134 as modified by this Article as follows:

         6 1/4% for the Real Estate Escalation over the tax year 1995/1996.
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         (c) As to Space 3 4th Floor Exhibit "A" the Tenant shall pay a real estate escalation according to the terms contained in Article 134 as modified by this Article as follows:

         6 1/4% for the Real Estate Escalation over the tax year 1995/1996.

         (d) As to Space 4 4th Floor Exhibit "A" the Tenant shall pay a real estate escalation according to the terms contained in Article 134 as modified by this Article as follows:

         6 1/4% for the Real Estate Escalation over the tax year 1995/1996.

         4. The lease to Space 1 4th floor will commence on September 1, 1998 and will expire on August 31, 2010, and Tenant shall pay a minimum annual base rent as hereinbefore set forth for Space 1 4th floor as follows:

                  From September 1, 1998 to August 31, 1999 $47,200.00 per annum;

                  From September 1, 1999 to August 31, 2000 $48,400.00 per annum;

                  From September 1, 2000 to August 31, 2001 $49,600.00 per annum;

                  From September 1, 2001 to August 31, 2002 $50,800.00 per annum;

                  From September 1, 2002 to August 31, 2003 $52,000.00 per annum;

                  From September 1, 2003 to August 31, 2004 $53,200.00 per annum;

                  From September 1, 2004 to August 31, 2005 $54,400.00 per annum;

                  From September 1, 2005 to August 31, 2006 $55,600.00 per annum;

                  From September 1, 2006 to August 31, 2007 $56,800.00 per annum;

                  From September 1, 2007 to August 31, 2008 $58,000.00 per annum;


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                  From September 1, 2008 to August 31, 2009 $59,200.00 per
                  annum; and

                  From September 1, 2009 to August 31, 2010 $60,400.00 per annum.

         5. The lease to Space 2 4th floor will commence on September 1, 2000 and will expire on August 31, 2010, and Tenant shall pay a minimum annual base rent as hereinbefore set forth for Space 2 4th floor as follows:

                  From September 1, 2000 to August 31, 2001 $49,600.00 per annum;

                  From September 1, 2001 to August 31, 2002 $50,800.00 per annum;

                  From September 1, 2002 to August 31, 2003 $52,000.00 per annum;

                  From September 1, 2003 to August 31, 2004 $53,200.00 per annum;

                  From September 1, 2004 to August 31, 2005 $54,400.00 per annum;

                  From September 1, 2005 to August 31, 2006 $55,600.00 per annum;

                  From September 1, 2006 to August 31, 2007 $56,800.00 per annum;

                  From September 1, 2007 to August 31, 2008 $58,000.00 per annum;

                  From September 1, 2008 to August 31, 2009 $59,200.00 per annum; and

                  From September 1, 2009 to August 31, 2010 $60,400.00 per annum.

         6. The lease to Space 3 4th floor will commence on September 1, 2002 and will expire on August 31, 2010, and Tenant shall pay a minimum annual base rent as hereinbefore set forth for Space 3 4th floor as follows:


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                  From September 1, 2002 to August 31, 2003 $52,000.00 per
                  annum;

                  From September 1, 2003 to August 31, 2004 $53,200.00 per annum;

                  From September 1, 2004 to August 31, 2005 $54,400.00 per annum;

                  From September 1, 2005 to August 31, 2006 $55,600.00 per annum;

                  From September 1, 2006 to August 31, 2007 $56,800.00 per annum;

                  From September 1, 2007 to August 31, 2008 $58,000.00 per annum;

                  From September 1, 2008 to August 31, 2009 $59,200.00 per annum; and

                  From September 1, 2009 to August 31, 2010 $60,400.00 per annum.

         7. The lease to Space 4 4th floor will commence on February 1, 2006 and will expire on August 31, 2010, and Tenant shall pay a minimum annual base rent as hereinbefore set forth for Space 4 4th floor as follows:

                  From February 1, 2006 to August 31, 2006 $55,600.00 per annum;

                  From September 1, 2006 to August 31, 2007 $56,800.00 per annum;

                  From September 1, 2007 to August 31, 2008 $58,000.00 per annum;

                  From September 1, 2008 to August 31, 2009 $59,200.00 per annum; and

                  From September 1, 2009 to August 31, 2010 $60,400.00 per annum.

         8. The Landlord will build spaces on the 4th floor as per Tenant's design similar to the space that it occupies on the 2nd and 3rd floors (including replacing or suitably repairing the windows).


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         9.       The Landlord will contribute to the Tenant renovating the 2nd and 3rd floors up to $60,000.00 but not more than $20,000.00 in any one year.

         10. The Tenant and Landlord hereby extend the term of the Tenant's Lease of the 2nd floor of the Building so that the new expiration date is August 31st, 2010 at the following annual minimum base rent:

                  From June 1, 2006 to August 31, 2006 $222,400.00 per annum;

                  From September 1, 2006 to August 31, 2007 $227,200.00 per annum;

                  From September 1, 2007 to August 31, 2008 $232,000.00 per annum;

                  From September 1, 2008 to August 31, 2009 $236,800.00 per annum; and

                  From September 1, 2009 to August 31, 2010 $241,600.00 per annum.

         11. The Tenant and Landlord hereby extend the term of the Tenant's Lease of the 3rd floor of the Building so that the new expiration date is August 31st, 2010 at the following annual minimum base rent:

                  From June 1, 2006 to August 31, 2006 $224,500.00 per annum;

                  From September 1, 2006 to August 31, 2007 $229,300.00 per annum;

                  From September 1, 2007 to August 31, 2008 $234,100.00 per annum;

                  From September 1, 2008 to August 31, 2009 $238,900.00 per annum; and

                  From September 1, 2009 to August 31, 2010 $243,700.00 per annum.

         12. The cancellation privilege given to the Tenant herein in its Leases are hereby deemed canceled and no longer in effect.



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         13.      Except as amended hereby the Lease remains unamended and in full force and effect and is hereby ratified and confirmed.

         14. For any of the Spaces on the 4th Floor, if such Space is or will become available prior to the commencement date set forth herein for it, then Landlord shall notify Tenant of such availability, and Tenant may set the commencement date prior to the original commencement date, but not before such Space is actually available. Tenant or Landlord shall provide reasonable written notice of any such change. Minimum base rent payment and tax-escalation payment for any such early occupancy shall be at the per square foot, per annum rate for Space leased hereunder in the Fourth Floor Premises at the time of Tenant's notice, or, if none of the Fourth Floor Premises is leased by Tenant at such time, then the rate for the balance of the premises then leased under this Lease. Any other provision herein notwithstanding, the rent payment and real estate tax escalation payment for each of the Spaces in Fourth Floor Premises under this Fourth Amendment shall be pro rated to commence no earlier than the earlier of the date Tenant occupies such Space for the operation of its business or the date of substantial completion of Landlord's work on such Space under Paragraph 8 above.

         15. If, at the time set for the commencement of a lease of a Space in the Fourth Floor Premises under this Fourth Amendment, an existing lease for any part of such Space exists ("Overlapping Space"), then the preexisting lease for such Overlapping Space, but only to the extent of such Overlapping Space, shall terminate upon Tenant's vacating such Overlapping Space for Landlord to perform Landlord's renovations therein under this Fourth Amendment; and base rent payment and the tax escalation payment for such Overlapping Space under any such preexisting lease shall be pro rated to end as of the date that Tenant vacates such Overlapping Space.



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                  IN WITNESS WHEREOF, the Tenant has caused this Amendment to be executed by its duly authorized officer, and the Landlord has caused this Amendment to be executed by its duly authorized general partner, as of the date first above written.


                              THE PRINCETON REVIEW, INC.


                                       By:/s/ Mark Chernis
                                          ----------------------------
                                           Mark Chernis, COO


                              THE PRINCETON PRODUCTS, LLC.


                                       By:/s/ Mark Chernis
                                          ----------------------------
                                           Mark Chernis, COO


                              2315 BROADWAY REALTY CO.


                                       By:/s/ Jeffrey Smith
                                          ----------------------------
                                           Jeff Smith, General Partner



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